Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Gary M. Beasley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ZipRealty, Inc. on Form 10-K for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of ZipRealty, Inc.

Date: March 16, 2006	By:	/s/ Gary M. Beasley

Gary M. Beasley Executive Vice President and Chief Financial Officer
     A signed original of this written statement required by Section 906 has been provided by ZipRealty, Inc. and will be retained by ZipRealty, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.